Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

New Issue Marketing Materials

$1,115,222,000 (approximate +/-10%)

Thornburg Mortgage Securities Trust 2004-1

Wells Fargo Bank, N.A.
Master Servicer

Thornburg Mortgage Home Loans, Inc.
Mortgage Loan Seller

Bear, Stearns & Co. Inc.
RBS Greenwich Capital
Lehman Brothers Inc.
Underwriters

All Statistical Information based upon Information as of February 1, 2004

March 16, 2004

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Thornburg Mortgage Securities Trust 2004-1

Group I Certificate Information to the 20% Optional Securities Purchase
Group II Certificate Information to each Group's respective Weighted Average Roll Date

------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
               Certificate        Ratings       Initial CE     Pass-Through      Window       WAL          Certificate
   Class         Size (2)       S&P/Moody's     Levels (1)         Rate          (mos)       (yrs)            Type
----------------------------------------------------------------------------------------------------------------------------
                                                   Offered Certificates
                                                   --------------------
    I-1A        $110,878,000      AAA/Aaa        2.30% (2)      LIBOR (3)        1 - 68        2.758     Group I-1 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
    I-2A        $246,828,000      AAA/Aaa        2.30% (2)      LIBOR (4)        1 - 68        2.759    Group I-2 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
   II-1A        $201,146,000      AAA/Aaa        2.35% (2)       WAC (5)         1 - 33        1.878    Group II-1 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
   II-2A        $321,732,000      AAA/Aaa        2.35% (2)       WAC (6)         1 - 57        2.538    Group II-2 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
   II-3A        $111,477,000      AAA/Aaa        2.35% (2)       WAC (7)         1 - 79        2.898    Group II-3 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
   II-4A         $97,135,000      AAA/Aaa        2.35% (2)       WAC (8)        1 - 118        3.214    Group II-4 Senior
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
    I-M           $8,421,000       AA/NR         0.00% (2)      LIBOR (9)       37 - 68        4.470    Group I Mezzanine
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
    II-M         $17,605,000       AA/NR         0.00% (2)       WAC (10)       37 - 62        4.273   Group II Mezzanine
------------- --------------- ----------------- ------------ ----------------- ----------- ---------- ----------------------
                                                    Not Offered Hereby
                                                    ------------------
    B-IO         Notional            NR                   Information Not Provided Hereby                 Interest Only
------------- --------------- ----------------- ----------------------------------------------------- ----------------------
NOTES:	- Prepayment Pricing Speed Assumption is 25% CPR - Certificates are subject to a variance of +/- 10% - It is expected that the Mortgage Loan Seller will retain the Class B-IO Certificates

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.

(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in May 2004, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 0.25% of the Cut-Off Date unpaid principal balance of the mortgage loans.

(3)	The Pass-Through Rate for the Class I-1A Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.750% and (c) the applicable Net Rate Cap. The applicable Net Rate Cap will equal the weighted average of the net rates on the Group I-1 mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class I-1A Certificates will increase to 2 times the original margin.

(4)	The Pass-Through Rate for the Class I-2A Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.750% and (c) the applicable Net Rate Cap. The applicable Net Rate Cap will equal the weighted average of the net rates on the Group I-2 mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class I-2A Certificates will increase to 2 times the original margin.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

(5)	Up to and including the distribution date in December 2006, the Pass-Through Rate for the Class II-1A Certificates will be a variable rate equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans minus 1.380%, subject to change at pricing to achieve a par dollar price. After the distribution date in December 2006, the Pass-Through Rate will equal the weighted average of the Net Rates on the Group II-1 Mortgage Loans minus 0.690%, subject to change at pricing.

(6)	Up to and including the distribution date in December 2008, the Pass-Through Rate for the Class II-2A Certificates will be a variable rate equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans minus 1.300%, subject to change at pricing to achieve a par dollar price. After the distribution date in December 2008, the Pass-Through Rate will equal the weighted average of the Net Rates on the Group II-2 Mortgage Loans minus 0.650%, subject to change at pricing.

(7)	Up to and including the distribution date in October 2010, the Pass-Through Rate for the Class II-3A Certificates will be a variable rate equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans minus 1.145%, subject to change at pricing to achieve a par dollar price. After the distribution date in October 2010, the Pass-Through Rate will equal the weighted average of the Net Rates on the Group II-3 Mortgage Loans minus 0.5725%, subject to change at pricing.

(8)	Up to and including the distribution date in January 2014, the Pass-Through Rate for the Class II-4A Certificates will be a variable rate equal to the weighted average of the Net Rates of the Group II-4 Mortgage Loans minus 0.905%, subject to change at pricing to achieve a par dollar price. After the distribution date in January 2014, the Pass-Through Rate will equal the weighted average of the Net Rates on the Group II-4 Mortgage Loans minus 0.4525%, subject to change at pricing.

(9)	The Pass-Through Rate for the Class I-M Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.750% and (c) the applicable Net Rate Cap. The applicable Net Rate Cap will equal the weighted average of all of the net rates on the Group I mortgage loans. On the first distribution date after the first possible Optional Securities Purchase Date, the margin for the Class I-M Certificates will increase to 1.5 times the original margin.

(10)	The Pass-Through Rate for the Class II-M Certificates will be a variable rate equal to the weighted average of the Net Rates of all of the Group II Mortgage Loans minus 0.180%, subject to change at pricing to achieve a par dollar price.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

THE COLLATERAL

-	Conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in Exhibit I attached hereto.
-	The seven largest originators of the mortgage loans are Cendant Mortgage Corporation (8.75%), Thornburg Mortgage Home Loans, Inc. (8.59%), Wells Fargo Mortgage Home Loans, Inc. (7.89%), Metrocities Mortgage, LLC (5.84%), First Republic Bank (5.64%), Colonial National Mortgage (5.59%), and First Horizon Home Loan (5.39%). All of the other originators comprise less than 5% of the mortgage pool.
-	All of the mortgage loans with an original LTV over 80% have either 1) primary mortgage insurance 2) additional collateral pledged to further secure the mortgage loan or 3) amortized to a current loan-to-value ratio less than 80%.
-	The mortgage rates on approximately 27.25% of the mortgage loans, may be modified, at the option of the related borrower, to any then-available adjustable rate or hybrid product of the Mortgage Loan Seller or, may be converted to a fixed rate (if applicable). Upon conversion or modification, the mortgage rate will be converted to a fixed, hybrid or adjustable rate determined in accordance with the formula as set forth in the related mortgage note (which formula is intended to result in a mortgage rate that is not less than the current market interest rate). After such conversion, the monthly payments will be adjusted to provide for full amortization over the remaining term to original maturity. Thornburg Mortgage, Inc. (the parent company of the Mortgage Loan Seller) has the obligation to purchase any mortgage loan the mortgage rate of which is modified or converted in accordance with the terms of the related note. In addition, the Mortgage Loan Seller has the option, but not the obligation, to repurchase and modify any mortgage loan for which the borrower has requested a modification that is not then permitted under the related mortgage note. Both such repurchase options are at Par plus accrued interest.
-	As of the Cut-Off Date, none of the mortgage loans will be greater than 30-days delinquent.
-	Approximately 86.27% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges, in general, from one to ten years depending upon the product type.
-	Approximately 11.19% of the mortgage loans provide for a payment of a prepayment premium during the first four to sixty months after origination. Any prepayment penalty amounts will not be passed through to Certificateholders.
-	The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of the Cut-off Date. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Additional similar mortgage loans may be included. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
           Loan               % of    Gross      Net     WAM     Gross     Net     Initial   Period     Max      Mos
        Description           Pool     WAC       WAC    (mos.)  Margin    Margin     Cap      Cap      Rate      Roll
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
   Group I-1: 1-Mo LIBOR      10.18%   3.109%   2.816%     359   1.966%    1.673%   n/a      n/a       11.212%     1
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
Group I-2: 6-Mo/1-Yr LIBOR    22.65%   3.345%   3.044%     359   2.181%    1.880%   1.253%    1.253%   11.171%     5
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
       Group I Total          32.83%   3.272%   2.973%     359   2.115%    1.816%   1.253%    1.253%   11.184%     4
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
 Group II-1: 3-Yr Hybrids     18.47%   4.248%   3.976%     359   1.976%    1.703%   4.013%    1.834%    9.319%    33
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
 Group II-2: 5-Yr Hybrids     29.54%   4.907%   4.631%     359   2.206%    1.929%   5.033%    1.901%    9.948%    57
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
 Group II-3: 7-Yr Hybrids     10.24%   5.180%   4.851%     355   2.050%    1.720%   5.095%    1.464%   10.280%    79
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
 Group II-4: 10-Yr Hybrids     8.92%   5.516%   5.251%     358   2.092%    1.827%   5.331%    1.922%   10.849%   118
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
      Group II Total          67.17%   4.849%   4.567%     358   2.104%    1.822%   4.801%    1.819%    9.945%    62
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
          Totals:             100.0%   4.331%   4.044%     358   2.107%    1.820%   3.907%    1.676%   10.352%    43
--------------------------- -------- --------- -------- ------- -------- --------- -------- --------- --------- -------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Summary of Terms:

Depositor:	Structured Asset Mortgage Investments II Inc.

Mortgage Loan Seller:	Thornburg Mortgage Home Loans, Inc.

Master Servicer:	Wells Fargo Bank, N.A.

Underlying Servicers:	The mortgage loans are serviced by 5 primary servicers (the "Underlying Servicers"). The primary servicers are Thornburg Mortgage Home Loans, Inc. (sub-serviced by Cenlar FSB representing approximately 72.14%), Cendant Mortgage Corporation (approximately 8.75%), Wells Fargo Home Mortgage Corp. (approximately 7.89%), First Republic Bank (approximately 5.64%) and Colonial National Mortgage Corporation (sub-serviced by Colonial Savings and approximately 5.59%).

Underwriters:	Bear, Stearns & Co. Inc. (lead manager), RBS Greenwich Capital, and Lehman Brothers Inc.

Trustee:	Deutsche Bank National Trust Company

Rating Agencies:	Standard & Poor's Ratings Group and, for the Class A Certificates only, Moody's Investors Service Inc.

Cut-off Date:	March 1, 2004

Settlement Date:	On or about March 31, 2004

Distribution Date:	25th day of each month (or the next business day), commencing April 2004

Optional Securities Purchase:	Thornburg Mortgage Home Loans Inc. will have the option of purchasing the Certificates on the distribution date on which the aggregate stated principal balance of the Mortgage Loans is reduced to 20% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Optional Clean-Up Call:	Thornburg Mortgage Home Loans, Inc., as servicer of a substantial portion of the mortgage loans, may repurchase from the trust all of the mortgage loans at Par plus accrued interest when the aggregate stated principal balance of the Mortgage Loans is reduced to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Registration:	The Class A and the Class M Certificates will be available in book-entry form through DTC.

Denominations:	The Class A Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof. The Class M Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Federal Tax Treatment:	REMIC

ERISA Considerations:	The Class A and the Class M Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, pursuant to the underwriter’s exemption.

SMMEA Eligibility:	The Class A and the Class M Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. If the servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances, but only in an amount not to exceed the master servicing fee for the related period.

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the applicable Servicing Fee Rate, (2) the Master Servicing Fee rate and (3) Trustee Fee rate.

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related Pass-Through Rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The “accrual period” for all of the Group I Certificates will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The “accrual period” for all of the Group II Certificates will be the calendar month immediately preceding the calendar month in which a distribution date occurs.

The trustee will calculate interest on all classes of Offered Certificates on a 30/360 basis.

Credit Enhancement:	Subordination: Initially, 2.30% and 2.35% for the Class I-A and Class II-A Certificates, respectively and 0.00% for the Class I-M and Class II-M Certificates, respectively.

•	Overcollateralization ("OC") for each loan group: Initial (% Orig.) 0.00% OC Target (% Orig.) 0.25% Stepdown (% Current) None OC Floor (% Orig.) 0.25%
•	Excess spread, which will initially be equal to approximately 150.9 and 122.1 bps per annum for Group I and Group II, respectively, as of the Cut-off Date will be available to cover losses and to build OC commencing on the Distribution Date in May 2004.
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Interest Distribution Amount:	For any distribution date and the Classes of Certificates related to a Loan Group, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rates on the Certificate Principal Balance of such Certificates immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls from such Loan Group to the extent not covered by compensating interest payable by the Master Servicer, and certain other shortfalls from such Loan Group.

Principal Remittance Amount:	With respect to any distribution date and the Classes of Certificates related to a Group, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan in such Group.

Principal Distribution Amount:	With respect to any distribution date and the Classes of Certificates related to a Loan Group, the Principal Remittance Amount plus the Extra Principal Distribution Amount for such Group.

Extra Principal Distribution Amount:	With respect to any distribution date and a Loan Group, the lesser of (x) the Net Monthly Excess Cash-flow for such Loan Group and such distribution date and (y) the OC Deficiency Amount for such Loan Group and such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date and a Loan Group, the excess of (x) the interest portion of all scheduled and unscheduled collections received or advanced for each mortgage loan in such Loan Group for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the Classes of Offered Certificates related to such Loan Group and (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates related to such Loan Group.

Basis Risk Carry Forward Amount:	For any distribution date for each class of Group I Certificates, the sum of (i) if on such distribution date the related Pass-Through Rate for such class of Group I Certificates is based on the related Net Rate Cap, the excess of (a) the Interest Distribution Amount that would have been payable had the Pass-Through Rate for such class of Group I Certificates been calculated at the lesser of 10.75% and the related LIBOR-based rate over (b) interest calculated at the related Net Rate Cap plus (ii) any such amounts remaining unpaid from prior distribution dates, plus interest accrued thereon for such Distribution Date at the related Pass-Through Rate.

Stepdown Date:	With respect to the Certificates related to a Loan Group, the earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the related Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in April 2007 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the related Class M Certificates plus the related OC Amount divided by the aggregate Stated Principal Balance of the mortgage loans in such Loan Group is greater than or equal to 5.10% for Loan Group I and 5.20% for Loan Group II, respectively.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Trigger Event:	A ‘Trigger Event,’ with respect to each Distribution Date on or after the Stepdown Date (calculated separately for each Loan Group), exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans in a related Loan Group that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans in such Loan Group as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the related Class M Certificates plus the related OC Amount and if certain loss tests as described in the prospectus supplement are met.

Priority of Payments:	Distributions on the Certificates will be made on the 25th day of each month (or next business day) from Available Funds from the related Loan Group (and in certain cases the other Loan Group). “Available Funds” for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments, purchase price of purchased mortgage loans and net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Custodian, (y) prepayment penalty amounts and (z) certain investment earnings on amounts on deposit in the master servicer collection account and the distribution account. Available Funds for each Loan Group will be distributed according to the following priority:

Group I Available Funds: On each Distribution Date, distributions on the Certificates, to the extent of Group I Available Funds, will be made according to the following priority:

Interest Distributions:

1)	Concurrently, to the holders of the Class I-1A and Class I-2A Certificates, the Interest Distribution Amounts for such Classes and any Unpaid Interest Shortfall Amounts;

2)	To the holders of the Class I-M Certificates, the Interest Distribution Amount for such class; and

3)	For application as part of Group I Net Monthly Excess Cash-flow.

Principal Distributions:

1)	To the holders of the Class I-1A and Class I-2A Certificates, from the Class A Principal Distribution Amount for Loan Group I, pro-rata (by rincipal received on Loan Groups I-1 and I-2, respectively);

2)	To the holders of the Class I-M Certificates, the Class I-M Principal Distribution Amount until the Certificate Principal Balance of such class has been reduced to zero.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

No distributions will be made on the Class I-M Certificates to the extent that the stated principal balance of the mortgage loans in Loan Group I-1 or Loan Group I-2 would be less than the Certificate Principal Balance of the Class I-1A or Class I-2A Certificates, respectively.

Group I Net Monthly Excess Cashflow:

On each Distribution Date, Group I Net Monthly Excess Cash-flow will be distributed as follows:

(1.)	Pro-rata (by principal received on Loan Groups I-1 and I-2, respectively) as Extra Principal Distribution Amount to the holders of the Group I Certificates then entitled to receive distributions in respect of principal to meet the related OC Target Amount;

(2.)	To the Class II-A Certificates, any remaining shortfall in the related OC Target Amount after the application of the Group II Net Monthly Excess Cash-flow, as Extra Principal Distribution Amount to the holders of the Class II-1A, Class II-2A, Class II-3A and Class II-4A Certificates, pro rata (by principal received on Loan Group II-1, Loan Group II-2, Loan Group II-3 and Loan Group II-4, respectively) to meet the related OC Target Amount, if any, not previously met by such Group's Net Monthly Excess Cash-flow;

(3.)	To the Class I-M Certificates, any Unpaid Interest Shortfall Amounts on the Class I-M Certificates;

(4.)	To the Class I-M Certificates any previously unreimbursed realized losses for the Class I-M Certificates;

(5.)	Concurrently, to the Class I-1A and Class I-2A Certificates any Basis Risk Shortfall Carryforward Amount due to such classes, pro rata based on the amount of Basis Risk Shortfall Carryforward Amount due such classes;

(6.)	To the Class I-M Certificates any Basis Risk Shortfall Carryforward Amount due to such Class;

(7.)	Any remaining amounts will be available for application under steps 3) and 4) of Group II Net Monthly Excess Cash-flow; and

(8.)	Any remaining amounts to the Class B-IO Certificates as provided in the Pooling and Servicing Agreement.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Group II Available Funds:

On each Distribution Date, distributions on the Certificates, to the extent of Group II Available Funds, will be made according to the following priority:

Interest Distributions:

1)	Concurrently, to the holders of the Class II-1A, Class II-2A, Class II-3A and Class II-4A Certificates, the Interest Distribution Amounts for such Classes and any Unpaid Interest Shortfall Amounts;

2)	To the holders of the Class II-M Certificates, the Interest Distribution Amount for such class; and

3)	For application as part of Group II Net Monthly Excess Cash-flow.

Principal Distributions:

1)	To the holders of the Class II-1A, Class II-2A, Class II-3A and Class II-4A Certificates, from the Class A Principal Distribution Amount for Loan Group II, pro-rata (by principal received on Loan Groups II-1, II-2, II-3 and II-4, respectively);

2)	To the holders of the Class II-M Certificates, from the Class II-M Principal Distribution Amount until the Certificate Principal Balance of such class has been reduced to zero.

No distributions will be made on the Class II-M Certificates to the extent that the stated principal balance of the mortgage loans in Loan Group II-1, Loan Group II-2, Loan Group II-3 or Loan Group II-4 would be less than the Certificate Principal Balance of the Class II-1A, Class II-2A, Class II-3A or Class II-4A Certificates, respectively.

Group II Net Monthly Excess Cashflow:

On Each Distribution Date, Group II Net Monthly Excess Cash-flow will be distributed as follows:

1)	Pro-rata (by principal received on Loan Group II-1, Loan Group II-2, Loan Group II-3 and Loan Group II-4, respectively) as Extra Principal Distribution Amount to the holders of the Group II Certificates then entitled to receive distributions in respect of principal to meet the related OC Target Amount;

2)	To the Class I-A Certificates, any remaining shortfall in the related OC Target Amount after the application of the Group I Net Monthly Excess Cash-flow, as Extra Principal Distribution Amount to the holders of the Class I-1A and Class I-2A Certificates pro rata (by principal received on Loan Group I-1 and Loan Group I-2, respectively) to meet the related OC Target Amount, if any, not previously met by such Group's Net Monthly Excess Cash-flow;

3)	To the Class II-M Certificates, any Unpaid Interest Shortfall Amounts on the Class II-M Certificates;

4)	To the Class II-M Certificates any previously unreimbursed realized losses for the Class II-M Certificates;

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

5)	Any remaining amounts will be available for application under steps 3), 4), 5) and 6) of Group I Net Monthly Excess Cash-flow; and

6)	Any remaining amounts to the Class B-IO Certificates as provided in the Pooling and Servicing Agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, and prior to the Step-down date, an amount equal to all principal received from the related Loan Group. For any applicable distribution date, on or after the Step-down date, an amount equal to the excess of (x) the Certificate Principal Balance of the related class or classes of Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 94.9% for Loan Group I and 94.8% for Loan Group II and (ii) the aggregate stated principal balance of the related mortgage loans as of the end of the related due period and (B) the aggregate stated principal balance of the related mortgage loans as of the end of the related due period minus the OC Floor.

Class I-1A and Class I-2A Principal Distribution Amount:	For any applicable distribution date, a pro-rata portion of Class A Principal Distribution Amount related to Loan Group I based upon the principal funds received on Loan Group I-1 or Loan Group I-2, respectively

Class II-1A, Class II-2A, Class II-3A and Class II-4A Principal Distribution Amount:	For any applicable distribution date, a pro-rata portion of Class A Principal Distribution Amount related to Loan Group II based upon the principal funds received on Loan Group II-1, Loan Group II-2, Loan Group II-3 or Loan Group II-4, respectively

Class M Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess of (x) the sum of (i) the Certificate Principal Balance of the related class or classes of Class A Certificates (after giving effect to the Class A Principal Distribution Amount on such distribution date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 99.50% and (ii) the aggregate stated principal balance of the related mortgage loans as of the end of the related due period and (B) the aggregate stated principal balance of the related mortgage loans as of the end of the related due period minus the OC Floor.

Overcollateralization (“OC”) Deficiency Amount:	For any distribution date and a Loan Group, the amount, if any, by which the OC Target Amount for such Group exceeds the OC Amount for such Group on such distribution date.

Overcollateralization ("OC") Target Amount:	With respect to each Group, equal to 0.25% of the Cut-Off Date unpaid principal balance of such Group. It is expected that as of March 1, 2004 the aggregate OC Target Amount would be approximately $2.79 million.

Overcollateralization ("OC") Amount:	For any distribution date and a Group, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans in such Group exceeds (ii) the aggregate Certificate Principal Balance of the Class A and the Class M Certificates related to such Group as of such distribution date.

Current Specified Overcollateralization Percentage:	For any Distribution Date and the related Group, a fraction expressed as a percentage the numerator of which is the OC Target Amount for such Group and the denominator of which is the aggregate stated principal balance of the mortgage loans in such Loan Group as of the last day of the related due period.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor's failure to make any payment of principal or interest as required under the mortgage note.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Allocation of Losses:	Any Realized Losses on the Group I Mortgage Loans will be allocated on any distribution date, first, to Group I Net Monthly Excess Cash-flow, second, to Group II Net Monthly Excess Cash-flow, third, in reduction of the OC Amount for Loan Group I, and fourth, in reduction of the OC Amount for Loan Group II. Any Realized Losses on the Group II Mortgage Loans will be allocated on any distribution date, first, to Group II Net Monthly Excess Cash-flow, second, to Group I Net Monthly Excess Cash-flow, third, in reduction of the OC Amount for Group II, and fourth, in reduction of the OC Amount for Group I.

Following the reduction of the OC Amount of both Loan Groups to zero: (i) Realized Losses on the Group I Mortgage Loans will be applied to the Class I-M Certificates and (ii) Realized Losses on the Group II Mortgage Loans will be applied to the Class II-M Certificates. No losses on the Group I mortgage loans will be allocated to the Class II-M Certificates and no losses on the Group II mortgage loans will be allocated to the Class I-M Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A Certificates.

Once Realized Losses have been allocated to the Class M Certificates, such amounts with respect to such Certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess Cashflow from both Loan Groups.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

                             Exhibit I - Collateral Summary
                             ------------------------------

         -------------------------- ---------------- -----------------
         Loan Characteric              Group I-1        Group I-2
         ----------------              ---------        ---------
         Expected Pool Balance        $ 113,488,786      $252,638,867
         Average Balance                   $545,619          $458,510
         % Conforming Balances               15.00%            24.91%
         -------------------------- ---------------- -----------------
         Gross WAC                           3.109%            3.345%
         Range of Gross Coupon             2.125% -   2.375% - 4.250%
                                             3.750%
         Net WAC                             2.816%            3.044%
         -------------------------- ---------------- -----------------
         WAM (mos)                              359               359
         WA Age (mos)                             2                 2
         WA Orig. Term (mos)                    362               361
         -------------------------- ---------------- -----------------
         Amortizing                           2.74%             1.94%
         Interest Only                       97.26%            98.06%
         -------------------------- ---------------- -----------------
         Current Balance
         ---------------
         $0- $99,999                          0.34%             0.72%
         $100,000 - $199,999                  4.96%             6.10%
         $200,000 - $299,999                  6.23%            13.56%
         $300,000 - $399,999                  8.59%            11.69%
         $400,000 - $499,999                 10.91%             7.88%
         $500,000 - $599,999                  9.41%             7.29%
         $600,000 - $699,999                  7.86%             8.71%
         $700,000 - $799,999                  6.58%             5.02%
         $800,000 - $899,999                  1.43%             5.90%
         $900,000 - $999,999                  4.96%             4.89%
         $1,000,000 - $1,999,999             23.01%            17.17%
         $2,000,000 - $2,999,999             12.63%             6.43%
         $3,000,000 and greater               3.08%             4.61%
         -------------------------- ---------------- -----------------
         Interest Rate
         -------------
         2.000% - 2.499%                      4.33%             0.35%
         2.500% - 2.999%                     21.89%            18.00%
         3.000% - 3.499%                     64.33%            32.65%
         3.500% - 3.999%                      9.44%            46.73%
         4.000% - 4.999%                      0.00%             2.26%
         -------------------------- ---------------- -----------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

                             Exhibit I - Collateral Summary (cont'd)
                             ---------------------------------------

             -------------------------- ----------------- ----------------
             Loan Characteric              Group I-1         Group I-2
             ----------------              ---------         ---------
             Age (Months)
             ------------
             0 - 11                               99.52%           99.34%
             12 - 23                               0.48%            0.66%
             -------------------------- ----------------- ----------------
             Original Term
             -------------
             5 - 15 Years                          0.00%            0.00%
             16 - 40 Years                       100.00%          100.00%
             -------------------------- ----------------- ----------------
             Credit Score
             ------------
             Weighted Average Non-Zero               730              737
             Up to 549                             0.00%            0.00%
             550 to 599                            0.00%            0.51%
             600 to 649                            6.06%            1.61%
             650 to 699                           18.71%           18.40%
             700 to 749                           38.49%           36.58%
             750 to 799                           32.77%           40.83%
             800 and above                         3.97%            2.06%
             -------------------------- ----------------- ----------------
             Original Effective LTV
             ----------------------
             Weighed Average                      67.95%           69.38%
             % > 80% without MI                    0.00%            0.00%
             % > 80% with MI                       0.98%            4.62%
             -------------------------- ----------------- ----------------
             Original Eff LTV
             ----------------
             Up to 10.00%                          0.88%            0.00%
             10.01% - 20.00%                       0.00%            0.00%
             20.01% - 30.00%                       3.13%            0.92%
             30.01% - 40.00%                       1.35%            3.01%
             40.01% - 50.00%                       5.67%            6.54%
             50.01% - 60.00%                      12.76%           10.60%
             60.01% - 70.00%                      25.12%           24.99%
             70.01% - 80.00%                      50.10%           49.32%
             80.01% - 90.00%                       0.87%            3.47%
             90.01% - 100.00%                      0.11%            1.15%
             -------------------------- ----------------- ----------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                              Exhibit I - Collateral Summary (cont'd)
                              ---------------------------------------

              ------------------------------- ------------- ---------------
              Loan Characteric                 Group I-1      Group I-2
              ----------------                 ---------      ---------
              Occupancy Status
              ----------------
              Owner Occupied                        79.51%          73.95%
              Investor Property                      2.99%           6.67%
              Second Home                           17.50%          19.37%
              ------------------------------- ------------- ---------------
              Loan Purpose
              ------------
              Purchase Money                        45.07%          44.44%
              Cash-Out Refinance                    26.83%          27.12%
              Rate/Term Refinance                   28.09%          28.44%
              ------------------------------- ------------- ---------------
              Insurance
              ---------
              Conventional w/o MI                   99.02%          95.38%
              Conventional w MI                      0.98%           4.62%
              ------------------------------- ------------- ---------------
              Geographic Concentration
              -------------------------
                    (greater than 5%)
                    -----------------
              California                            25.72%          24.71%
              Colorado                               7.18%          10.22%
              Florida                                7.16%          13.91%
              Georgia                                5.20%          11.00%
              New York                               6.36%           6.28%
              ------------------------------- ------------- ---------------
              Property Type
              -------------
              Single Family                         65.57%          57.90%
              Condominium                            7.20%          12.82%
              2-4 Family                             1.68%           1.70%
              PUD                                   25.55%          26.97%
              Co-Op                                  0.00%           0.61%
              ------------------------------- ------------- ---------------
              Loan Type
              ---------
              1 Month LIBOR                        100.00%           0.00%
              1 Year CMT                             0.00%           0.38%
              1 Year LIBOR                           0.00%          24.94%
              6 Month LIBOR                          0.00%          74.68%
              ------------------------------- ------------- ---------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

                                Exhibit I - Collateral Summary (cont'd)
                                ---------------------------------------

            ----------------------------- ------------------ -----------------
            Loan Characteristic              Group I-1          Group I-2
            -------------------              ----------         ---------
            Gross Margin
            ------------
            Weighted Average                         1.966%            2.181%
            1.000% - 1.499%                           5.97%             1.98%
            1.500% - 1.999%                          34.97%            15.28%
            2.000% - 2.499%                          50.44%            67.91%
            2.500% - 2.999%                           8.61%            13.44%
            3.000% - 3.499%                           0.00%             1.39%
            ----------------------------- ------------------ -----------------
            Maximum Interest Rate
            ---------------------
            Weighted Average                        11.212%           11.171%
            Up to 10.999%                             7.64%             0.00%
            11.000% - 11.999%                        85.36%            94.99%
            12.000% - 12.999%                         0.00%             0.06%
            13.000% - 13.999%                         0.00%             0.12%
            14.000% and greater                       7.00%             4.83%
            ----------------------------- ------------------ -----------------
            Months to Next Rate Adj
            -----------------------
            Weighted Average                              1                 5
            0 - 3                                   100.00%            30.28%
            4 - 7                                     0.00%            44.82%
            8 - 11                                    0.00%            20.60%
            12 - 19                                   0.00%             4.29%
            Index Concentration
            -------------------
            1 Month LIBOR                           100.00%             0.00%
            1 Year CMT                                0.00%             0.38%
            1 Year LIBOR                              0.00%            24.94%
            6 Month LIBOR                             0.00%            74.68%
            ----------------------------- ------------------ -----------------
            Zip Code ( >0.50%)
            ------------------
            10021 - NY, New York                      0.00%             1.11%
            30327 - GA, Atlanta                       1.01%             0.49%
            32459 - FL, Santa Rosa Bch                0.00%             0.88%
            32541 - FL, Destin                        0.00%             0.25%
            80487 - CO, Steamboat Spr.                0.00%             2.31%
            81620 - CO, Avon                          1.44%             1.11%
            81632 - CO, Edwards                       0.00%             0.40%
            87501 - NM, Santa Fe                      0.44%             0.40%
            87505 - NM, Santa Fe                      0.67%             0.89%
            90069 - CA, Los Angeles                   0.00%             0.79%
            90210 - CA, Beverly Hills                 0.00%             0.83%
            ----------------------------- ------------------ -----------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

Exhibit I - Collateral Summary

-------------------------- ----------------- ----------------- ---------------- -------------------- ---------------------
Loan Characteric               Group II-1        Group II-2       Group II-3         Group II-4         Total Pool
----------------               ----------        ----------       ----------         ----------         ----------
Expected Pool Balance         $205,987,228     $329,474,876     $114,159,805        $99,473,112     $1,115,222,675
Average Balance                   $404,690         $434,663         $518,908           $667,605           $465,646
% Conforming Balances                25.29%           22.52%           11.98%              8.49%             20.48%
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
Gross WAC                            4.248%           4.907%           5.180%             5.516%             4.331%
Range of Gross                       2.875% -         2.750% -         4.125% -           4.500% -           2.125% -
Coupon                               5.375%           6.500%           6.500%             6.500%             6.500%
Net WAC                              3.976%           4.631%           4.851%             5.251%             4.044%
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
WAM (mos)                              359              359              355                358                358
WA Age (mos)                             3                3                5                  2                  3
WA Orig. Term (mos)                    362              361              360                360                361
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
Amortizing                           12.89%           26.76%           17.24%             10.74%             13.73%
Interest Only                        87.11%           73.24%           82.76%             89.26%             86.27%
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
Current Balance
---------------
$0- $99,999                           0.64%            0.42%            0.50%              0.35%              0.52%
$100,000 - $199,999                   9.43%            7.48%            3.96%              3.07%              6.52%
$200,000 - $299,999                  11.38%            9.59%            4.49%              3.81%              9.44%
$300,000 - $399,999                  13.93%           16.50%           12.54%              4.53%             12.66%
$400,000 - $499,999                  13.85%           14.84%           14.01%              7.66%             11.96%
$500,000 - $599,999                   8.98%            9.37%           14.13%              6.98%              9.11%
$600,000 - $699,999                   8.38%            6.61%            7.62%              8.54%              7.82%
$700,000 - $799,999                   4.78%            2.93%            5.19%              7.43%              4.75%
$800,000 - $899,999                   4.88%            3.78%            3.60%              5.92%              4.40%
$900,000 - $999,999                   3.25%            3.55%            5.06%              4.72%              4.20%
$1,000,000 - $1,999,999              12.09%           20.04%           19.02%             33.34%             19.30%
$2,000,000 - $2,999,999               6.95%            3.46%            6.20%             13.65%              6.90%
$3,000,000 and greater                1.46%            1.44%            3.68%              0.00%              2.43%
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
Interest Rate
-------------
2.000% - 2.499%                       0.00%            0.00%            0.00%              0.00%              0.52%
2.500% - 2.999%                       0.16%            0.23%            0.00%              0.00%              6.40%
3.000% - 3.499%                       1.14%            0.33%            0.00%              0.00%             14.25%
3.500% - 3.999%                      19.99%            3.46%            0.00%              0.00%             16.26%
4.000% - 4.999%                      76.40%           44.70%           30.40%              4.41%             31.33%
5.000% - 5.999%                       2.32%           51.24%           64.69%             83.63%             29.65%
6.000% - 6.999%                       0.00%            0.04%            4.91%             11.95%              1.58%
-------------------------- ----------------- ----------------- ---------------- -------------------- --------------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

Exhibit I - Collateral Summary (cont'd)

---------------------------------------------------------------------------------------------------------------
Loan Characteric           Group II-1       Group II-2        Group II-3         Group II-4         Total Pool
----------------           ----------       ----------        ----------         ----------         ----------
Age (Months)
------------
0 - 11                        98.72%           98.98%           100.00%              99.19%            99.19%
12 - 23                        0.76%            0.78%             0.00%               0.00%             0.57%
24 - 35                        0.36%            0.24%             0.00%               0.46%             0.18%
36 - 47                        0.16%            0.00%             0.00%               0.34%             0.06%
------------------------------------- ---------------- ----------------- ------------------- -----------------
Original Term
-------------
5 - 15 Years                   0.00%            0.03%             0.00%               0.00%             0.01%
16 - 40 Years                100.00%           99.97%           100.00%             100.00%            99.99%
------------------------------------- ---------------- ----------------- ------------------- -----------------
Credit Score
------------
Weighted Average Non-Zero        731              734               739                 740               735
Up to 549                      0.00%            0.24%             0.00%               0.00%             0.07%
550 to 599                     0.25%            0.22%             0.37%               0.00%             0.26%
600 to 649                     4.01%            1.58%             1.97%               1.72%             2.54%
650 to 699                    21.02%           20.65%            22.89%              17.85%            19.99%
700 to 749                    32.49%           34.24%            26.96%              27.87%            33.57%
750 to 799                    39.52%           41.72%            44.79%              52.56%            41.48%
800 and above                  2.71%            1.36%             3.02%               0.00%             2.08%
------------------------------------- ---------------- ----------------- ------------------- -----------------
Original Effective LTV
----------------------
Weighed Average               69.71%           69.75%            63.31%              61.50%            68.08%
% > 80% without MI             0.29%            0.00%             0.24%               0.00%             0.08%
% > 80% with MI                3.66%            2.56%             1.59%               0.00%             2.74%
------------------------------------- ---------------- ----------------- ------------------- -----------------
Original Eff LTV
----------------
Up to 10.00%                   0.00%            0.00%             0.00%               0.08%             0.10%
10.01% - 20.00%                0.05%            0.49%             0.88%               0.17%             0.26%
20.01% - 30.00%                0.56%            0.25%             2.39%               4.99%             1.39%
30.01% - 40.00%                4.69%            1.79%             9.71%               7.84%             3.91%
40.01% - 50.00%                6.02%            8.53%            10.26%               6.80%             7.35%
50.01% - 60.00%                9.18%            9.50%            14.12%              23.47%            11.74%
60.01% - 70.00%               22.13%           21.42%            24.09%              25.88%            23.41%
70.01% - 80.00%               53.42%           55.47%            36.72%              30.77%            49.03%
80.01% - 90.00%                3.39%            2.06%             1.29%               0.00%             2.24%
90.01% - 100.00%               0.56%            0.49%             0.54%               0.00%             0.57%
------------------------------------- ---------------- ----------------- ------------------- -----------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

Exhibit I - Collateral Summary (cont'd)

-------------------------------------------------------------------------------------------------------------
Loan Characteric         Group II-1      Group II-2       Group II-3           Group II-4      Total Pool
----------------         ----------      ----------       ----------           ----------      ---------
-------------------------------------- --------------- ----------------- ------------------- ----------------
Occupancy Status
----------------
Owner Occupied                 66.70%          78.82%            82.52%         84.13%           76.40%
Investor Property              15.61%           8.93%             3.74%          3.18%            8.01%
Second Home                    17.69%          12.24%            13.73%         12.69%           15.59%
-------------------------------------- --------------- ----------------- -------------- ----------------
Loan Purpose
------------
Purchase Money                 49.75%          58.21%            41.13%         53.79%           50.05%
Cash-Out Refinance             22.20%          20.10%            20.78%         19.95%           22.82%
Rate/Term Refinance            28.05%          21.69%            38.09%         26.25%           27.13%
-------------------------------------- --------------- ----------------- -------------- ----------------
Insurance
---------
Conventional w/o MI            96.28%          97.44%            98.41%        100.00%           97.25%
Conventional w MI               3.72%           2.56%             1.59%          0.00%            2.75%
-------------------------------------- --------------- ----------------- -------------- ----------------
States (>5.0%)
--------------
California                     26.68%          27.27%            25.77%         37.15%           27.15%
Colorado                        4.44%           6.49%             7.76%          6.25%            7.13%
Florida                        11.61%          10.50%             4.35%          2.93%            9.83%
Georgia                        12.98%           7.37%             4.63%          5.54%            8.56%
New York                        8.29%           6.49%            11.47%         13.53%            7.90%
-------------------------------------- --------------- ----------------- -------------- ----------------
Property Type
-------------
Single Family                  56.50%          60.97%            68.48%         59.93%           60.59%
Condominium                    14.06%          14.93%             9.06%         11.67%           12.61%
2-4 Family                      2.55%           2.48%             0.61%          2.41%            2.04%
PUD (includes D-PUD)           24.99%          19.49%            18.33%         21.34%           22.86%
Co-Op                           1.90%           2.13%             3.51%          4.65%            1.89%
-------------------------------------- --------------- ----------------- -------------- ----------------
Loan Type
---------
1 Month LIBOR                   0.00%           0.00%             0.00%          0.00%           10.18%
6 Month LIBOR                   0.00%           0.00%             0.00%          0.00%           16.92%
1 Year CMT                      0.00%           0.00%             0.00%          0.00%            0.09%
1 Year LIBOR                    0.00%           0.00%             0.00%          0.00%            5.65%
3/1-Hybrid (CMT)               11.30%           0.00%             0.00%          0.00%            2.09%
3/1-Hybrid (LIBOR)             71.00%           0.00%             0.00%          0.00%           13.11%
3/3-Hybrid  (CMT)               0.57%           0.00%             0.00%          0.00%            0.10%
3/6-Hybrid  (LIBOR)            17.13%           0.00%             0.00%          0.00%            3.16%
5/1-Hybrid  (CMT)               0.00%          38.59%             0.00%          0.00%           11.40%
5/1-Hybrid (LIBOR)              0.00%          51.39%             0.00%          0.00%           15.18%
5/6-Hybrid (LIBOR)              0.00%          10.02%             0.00%          0.00%            2.96%
7/1-Hybrid  (CMT)               0.00%           0.00%            15.72%          0.00%            1.61%
7/1-Hybrid  (LIBOR)             0.00%           0.00%            30.66%          0.00%            3.14%
7/6-Hybrid  (LIBOR)             0.00%           0.00%            53.62%          0.00%            5.49%
10/1-Hybrid (CMT)               0.00%           0.00%             0.00%         33.72%            3.01%
10/1-Hybrid (LIBOR)             0.00%           0.00%             0.00%         58.45%            5.21%
10/6-Hybrid  (LIBOR)            0.00%           0.00%             0.00%          7.84%            0.70%
-------------------------------------- --------------- ----------------- -------------- ----------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

Exhibit I - Collateral Summary (cont'd)

------------------------------------- ---------------- -------------------- ------------------ -------------
Loan Characteristic        Group II-1        Group II-2         Group II-3          Group II-4   Total Pool
-------------------        -----------       ----------         ----------          ----------   ----------
------------------------------------- ---------------- -------------------- ------------------ -------------
Gross Margin
------------
Weighted Average              1.976%           2.206%               2.050%             2.092%        2.107%
1.000% - 1.499%                0.24%            0.20%                0.00%              0.16%         1.17%
1.500% - 1.999%               80.85%           56.95%               37.18%             63.20%        48.22%
2.000% - 2.499%                6.87%            3.92%               46.57%              2.93%        27.97%
2.500% - 2.999%               12.05%           38.93%               16.26%             33.72%        22.32%
3.000% - 3.499%                0.00%            0.00%                0.00%              0.00%         0.31%
------------------------------------- ---------------- -------------------- ------------------ -------------
Maximum Interest Rate
---------------------
Weighted Average              9.319%           9.948%              10.280%            10.849%       10.352%
Up to 10.999%                 99.28%           99.53%               89.16%             58.24%        62.84%
11.000% - 11.999%              0.42%            0.47%               10.84%             41.76%        35.26%
12.000% - 12.999%              0.21%            0.00%                0.00%              0.00%         0.05%
13.000% - 13.999%              0.00%            0.00%                0.00%              0.00%         0.03%
14.000% and greater            0.10%            0.00%                0.00%              0.00%         1.82%
------------------------------------- ---------------- -------------------- ------------------ -------------
Months to Next Rate Adj
-----------------------
Weighted Average                  33               57                   79                118            43
0 - 3                          0.00%            0.00%                0.00%              0.00%        17.04%
4 - 7                          0.00%            0.00%                0.00%              0.00%        10.15%
8 - 11                         0.00%            0.00%                0.00%              0.00%         4.67%
12 - 23                        0.00%            0.00%                0.00%              0.00%         0.97%
20 - 23                        2.22%            0.00%                0.00%              0.00%         0.41%
28 - 31                        7.60%            0.00%                0.00%              0.00%         1.40%
32 - 35                       80.76%            0.00%                0.00%              0.00%        14.92%
36 - 39                        9.42%            0.29%                0.00%              0.00%         1.83%
48 - 51                        0.00%            1.02%                0.00%              0.00%         0.30%
52 - 55                        0.00%           10.60%                0.00%              0.00%         3.13%
56 - 59                        0.00%           80.06%                0.00%              0.00%        23.65%
60 - 63                        0.00%            8.03%                0.00%              0.00%         2.37%
70 - 73                        0.00%            0.00%               39.20%              0.00%         4.01%
78 - 81                        0.00%            0.00%               30.33%              0.00%         3.10%
82 - 85                        0.00%            0.00%               30.48%              0.00%         3.12%
92 and greater                 0.00%            0.00%                0.00%            100.00%         8.92%
------------------------------------- ---------------- -------------------- ------------------ -------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

The information contained herein will be superseded by the description of the Description of the Collateral contained in the Prospectus Supplement and has been provided based on information as of February 1, 2004

Exhibit I - Collateral Summary (cont'd)

---------------------------------------------------------------------------------------------------------------
Index Concentration            Group II-1       Group II-2         Group II-3          Group II-4    Total Pool
-------------------            ----------       ----------         ----------          ----------    ----------
1 Month LIBOR                     0.00%            0.00%                0.00%              0.00%       10.18%
1 Year CMT                       11.30%           38.59%               15.72%             33.72%       18.19%
1 Year LIBOR                     71.00%           51.39%               30.66%             58.45%       42.30%
6 Month LIBOR                    17.13%           10.02%               53.62%              7.84%       29.23%
3 Year CMT                        0.57%            0.00%                0.00%              0.00%        0.10%
---------------------------------------- ---------------- -------------------- ------------------ -------------
Zip Code (> 0.50%)
------------------
10021 - NY, New York              0.10%            0.47%                0.00%              1.24%        0.52%
30327 - GA, Atlanta               1.41%            1.14%                0.56%              0.36%        0.90%
32459 - FL, Santa Rosa Beach      0.52%            1.09%                0.00%              0.40%        0.65%
32541 - FL, Destin                1.01%            1.11%                0.00%              2.05%        0.75%
80487 - CO, Steamboat Spr.        0.24%            0.17%                0.00%              0.00%        0.62%
81620 - CO, Avon                  0.26%            0.20%                0.38%              1.01%        0.63%
81632 - CO, Edwards               0.61%            0.84%                2.52%              0.00%        0.71%
87501 - NM, Santa Fe              0.62%            0.61%                1.06%              0.47%        0.58%
87505 - NM, Santa Fe              0.36%            0.11%                1.37%              0.19%        0.53%
90069 - CA, Los Angeles           0.36%            0.63%                0.00%              1.82%        0.59%
90210 - CA, Beverly Hills         0.00%            1.29%                0.47%              0.00%        0.62%
94920 - CA, Tiburon               3.17%            0.00%                0.00%              0.00%        0.59%
---------------------------------------- ---------------- -------------------- ------------------ ------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit II – Available Funds Cap Schedule (*)
*Available Funds Cap schedule is run assuming a 25% CPR and assuming all indices go to
20% after the first distribution date

     ------------------------- ------------------------ ----------------------- ----------------------
                                  Class I-1A Effective    Class I-2A Effective    Class I-M Effective
               -                  --------------------   ---------------------   --------------------
         Distribution Date            Coupon (%)               Coupon(%)              Coupon (%)
         -----------------           ----------               ---------              ----------
     ------------------------- ------------------------ ----------------------- ----------------------
            3/25/2004                   0.00                     0.00                   0.00
     ------------------------- ------------------------ ----------------------- ----------------------
            4/25/2004                   1.39                     1.49                   1.69
     ------------------------- ------------------------ ----------------------- ----------------------
            5/25/2004                   10.75                    3.04                   5.49
     ------------------------- ------------------------ ----------------------- ----------------------
            6/25/2004                   10.75                    3.04                   5.49
     ------------------------- ------------------------ ----------------------- ----------------------
            7/25/2004                   10.75                    3.05                   5.49
     ------------------------- ------------------------ ----------------------- ----------------------
            8/25/2004                   10.75                    4.60                   6.00
     ------------------------- ------------------------ ----------------------- ----------------------
            9/25/2004                   10.75                    7.63                   6.00
     ------------------------- ------------------------ ----------------------- ----------------------
            10/25/2004                  10.75                    7.64                   6.00
     ------------------------- ------------------------ ----------------------- ----------------------
            11/25/2004                  10.75                    7.64                   6.00
     ------------------------- ------------------------ ----------------------- ----------------------
            12/25/2004                  10.75                    7.64                   6.00
     ------------------------- ------------------------ ----------------------- ----------------------
            1/25/2005                   10.75                    7.65                   6.01
     ------------------------- ------------------------ ----------------------- ----------------------
            2/25/2005                   10.75                    8.89                   6.86
     ------------------------- ------------------------ ----------------------- ----------------------
            3/25/2005                   10.75                    8.90                   6.87
     ------------------------- ------------------------ ----------------------- ----------------------
            4/25/2005                   10.75                    8.90                   6.87
     ------------------------- ------------------------ ----------------------- ----------------------
            5/25/2005                   10.75                    8.90                   6.87
     ------------------------- ------------------------ ----------------------- ----------------------
            6/25/2005                   10.75                    8.90                   6.87
     ------------------------- ------------------------ ----------------------- ----------------------
            7/25/2005                   10.75                    8.91                   6.87
     ------------------------- ------------------------ ----------------------- ----------------------
            8/25/2005                   10.75                    9.66                   7.38
     ------------------------- ------------------------ ----------------------- ----------------------
            9/25/2005                   10.75                    9.66                   7.38
     ------------------------- ------------------------ ----------------------- ----------------------
            10/25/2005                  10.75                    9.66                   7.38
     ------------------------- ------------------------ ----------------------- ----------------------
            11/25/2005                  10.75                    9.66                   7.38
     ------------------------- ------------------------ ----------------------- ----------------------
            12/25/2005                  10.75                    9.67                   7.38
     ------------------------- ------------------------ ----------------------- ----------------------
            1/25/2006                   10.75                    9.67                   7.39
     ------------------------- ------------------------ ----------------------- ----------------------
            2/25/2006                   10.75                   10.92                   8.24
     ------------------------- ------------------------ ----------------------- ----------------------
            3/25/2006                   10.75                   10.93                   8.25
     ------------------------- ------------------------ ----------------------- ----------------------
            4/25/2006                   10.75                   10.93                   8.25
     ------------------------- ------------------------ ----------------------- ----------------------
            5/25/2006                   10.75                   10.93                   8.25
     ------------------------- ------------------------ ----------------------- ----------------------
            6/25/2006                   10.75                   10.94                   8.25
     ------------------------- ------------------------ ----------------------- ----------------------
            7/25/2006                   10.75                   10.94                   8.25
     ------------------------- ------------------------ ----------------------- ----------------------
            8/25/2006                   10.75                   11.69                   8.76
     ------------------------- ------------------------ ----------------------- ----------------------
            9/25/2006                   10.75                   11.70                   8.76
     ------------------------- ------------------------ ----------------------- ----------------------
            10/25/2006                  10.75                   11.70                   8.76
     ------------------------- ------------------------ ----------------------- ----------------------
            11/25/2006                  10.75                   11.70                   8.76
     ------------------------- ------------------------ ----------------------- ----------------------
            12/25/2006                  10.75                   11.71                   8.76
     ------------------------- ------------------------ ----------------------- ----------------------
            1/25/2007                   10.75                   11.16                   8.77
     ------------------------- ------------------------ ----------------------- ----------------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit II – Available Funds Cap Schedule (*)
*Available Funds Cap schedule is run assuming a 25% CPR and assuming all indices go to
20% after the first distribution date

    -------------------------- ------------------------- ------------------------- ----------------------
        Distribution Date       Class I-1A Effective      Class I-2A Effective     Class I-M Effective
        -----------------       ---------------------     ---------------------    --------------------
                                      Coupon (%)                Coupon (%)              Coupon (%)
                                      ----------                ----------              ----------
    -------------------------- ------------------------- ------------------------- ----------------------
            2/25/2007                   10.75                     12.43                    9.62
    -------------------------- ------------------------- ------------------------- ----------------------
            3/25/2007                   10.75                     12.44                    9.63
    -------------------------- ------------------------- ------------------------- ----------------------
            4/25/2007                   10.75                     12.44                    9.63
    -------------------------- ------------------------- ------------------------- ----------------------
            5/25/2007                   10.75                     12.44                    9.63
    -------------------------- ------------------------- ------------------------- ----------------------
            6/25/2007                   10.75                     12.44                    9.63
    -------------------------- ------------------------- ------------------------- ----------------------
            7/25/2007                   10.75                     12.45                    9.63
    -------------------------- ------------------------- ------------------------- ----------------------
            8/25/2007                   10.75                     13.21                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
            9/25/2007                   10.75                     13.21                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
           10/25/2007                   10.75                     13.21                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
           11/25/2007                   10.75                     13.22                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
           12/25/2007                   10.75                     13.22                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
            1/25/2008                   10.75                     13.23                    10.14
    -------------------------- ------------------------- ------------------------- ----------------------
            2/25/2008                   10.75                     14.32                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            3/25/2008                   10.75                     14.33                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            4/25/2008                   10.75                     14.33                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            5/25/2008                   10.75                     14.34                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            6/25/2008                   10.75                     14.34                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            7/25/2008                   10.75                     14.35                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            8/25/2008                   10.75                     14.36                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            9/25/2008                   10.75                     14.37                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
           10/25/2008                   10.75                     14.38                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
           11/25/2008                   10.75                     14.38                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
           12/25/2008                   10.75                     14.40                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            1/25/2009                   10.75                     13.58                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            2/25/2009                   10.75                     13.65                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            3/25/2009                   10.75                     13.66                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            4/25/2009                   10.75                     13.67                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            5/25/2009                   10.75                     13.68                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            6/25/2009                   10.75                     13.69                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            7/25/2009                   10.75                     13.70                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            8/25/2009                   10.75                     13.71                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
            9/25/2009                   10.75                     13.72                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
           10/25/2009                   10.75                     13.74                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
           11/25/2009                   10.75                     13.75                    10.75
    -------------------------- ------------------------- ------------------------- ----------------------
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit III – Price/Yield Table (%)

Class I-1A to Optional Purchase

------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.39            1.39            1.39           1.39            1.39           1.39            1.39
WAL (yr)               11.46           7.05            3.54           2.76            2.23           1.54            1.14
MDUR (yr)              10.26           6.53            3.39           2.66            2.16           1.51            1.12
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        06/25/24        12/25/17        06/25/11       11/25/09        10/25/08       05/25/07        07/25/06

Class I-1A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.41            1.43            1.44           1.44            1.44           1.45            1.44
WAL (yr)               12.30           8.06            4.30           3.38            2.74           1.91            1.40
MDUR (yr)              10.87           7.32            4.04           3.21            2.62           1.85            1.37
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        01/25/34        05/25/33        03/25/27       05/25/23        03/25/20       10/25/15        11/25/12

Class I-2A to Optional Purchase
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.49            1.49            1.49           1.49            1.49           1.49            1.49
WAL (yr)               11.49           7.06            3.54           2.76            2.23           1.54            1.14
MDUR (yr)              10.21           6.50            3.38           2.66            2.16           1.51            1.12
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        06/25/24        12/25/17        06/25/11       11/25/09        10/25/08       05/25/07        07/25/06

Class I-2A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.52            1.54            1.56           1.56            1.56           1.56            1.56
WAL (yr)               12.33           8.08            4.30           3.38            2.74           1.91            1.40
MDUR (yr)              10.81           7.29            4.03           3.20            2.62           1.85            1.37
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        12/25/33        05/25/33        03/25/27       05/25/23        04/25/20       11/25/15        11/25/12

Class I-M to Optional Purchase
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.70            1.70            1.70           1.69            1.69           1.69            1.69
WAL (yr)               17.23          11.20            5.66           4.47            3.78           3.12            2.32
MDUR (yr)              14.78          10.08            5.34           4.26            3.62           3.02            2.26
First Prin Pay       02/25/16        10/25/10        05/25/07       04/25/07        04/25/07       04/25/07        07/25/06
Last Prin Pay        06/25/24        12/25/17        06/25/11       11/25/09        10/25/08       05/25/07        07/25/06

Class I-M to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 1.71            1.72            1.73           1.73            1.73           1.72            1.77
WAL (yr)               18.26          12.31            6.44           5.09            4.27           3.48            3.23
MDUR (yr)              15.49          10.93            6.01           4.81            4.07           3.35            3.11
First Prin Pay       02/25/16        10/25/10        05/25/07       04/25/07        04/25/07       04/25/07        04/25/07
Last Prin Pay        02/25/31        12/25/25        03/25/17       08/25/14        09/25/12       02/25/10        08/25/08
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit III – Price/Yield Table (%) (cont’d)

Class II-1A to Weighted Average Roll Date
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 2.52            2.52            2.51           2.50            2.50           2.48            2.45
WAL (yr)               2.36            2.19            2.03           1.88            1.73           1.46            1.21
MDUR (yr)              2.26            2.10            1.95           1.80            1.66           1.40            1.16
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        12/25/06        12/25/06        12/25/06       12/25/06        12/25/06       12/25/06        12/25/06

Class II-1A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 2.36            2.38            2.40           2.42            2.43           2.44            2.43
WAL (yr)               7.92            5.63            4.25           3.35            2.72           1.90            1.40
MDUR (yr)              6.71            4.93            3.81           3.06            2.52           1.80            1.34
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        03/25/33        12/25/30        12/25/26       03/25/23        02/25/20       09/25/15        10/25/12

Class II-2A to Weighted Average Roll Date
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 3.28            3.28            3.27           3.26            3.24           3.21            3.17
WAL (yr)               3.67            3.24            2.87           2.54            2.24           1.75            1.35
MDUR (yr)              3.37            2.99            2.65           2.36            2.09           1.64            1.28
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        12/25/08        12/25/08        12/25/08       12/25/08        12/25/08       12/25/08        12/25/08

Class II-2A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 2.93            3.00            3.06           3.11            3.14           3.17            3.16
WAL (yr)               7.77            5.55            4.20           3.32            2.70           1.90            1.39
MDUR (yr)              6.30            4.68            3.65           2.95            2.45           1.76            1.32
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        03/25/33        11/25/30        12/25/26       02/25/23        01/25/20       08/25/15        10/25/12

Class II-3A to Weighted Average Roll Date
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 3.66            3.65            3.64           3.63            3.62           3.58            3.54
WAL (yr)               4.66            3.96            3.38           2.90            2.49           1.85            1.39
MDUR (yr)              4.13            3.54            3.04           2.63            2.28           1.72            1.31
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        10/25/10        10/25/10        10/25/10       10/25/10        10/25/10       10/25/10        10/25/10

Class II-3A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 3.23            3.35            3.44           3.50            3.54           3.56            3.53
WAL (yr)               7.80            5.58            4.22           3.34            2.71           1.90            1.40
MDUR (yr)              6.15            4.60            3.61           2.93            2.43           1.75            1.31
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        02/25/33        11/25/30        01/25/27       03/25/23        02/25/20       09/25/15        10/25/12
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit III – Price/Yield Table (%) (cont’d)

Class II-4A to Weighted Average Roll Date
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 4.32            4.31            4.29           4.28            4.26           4.21            4.15
WAL (yr)               6.00            4.81            3.91           3.21            2.67           1.91            1.40
MDUR (yr)              4.97            4.06            3.36           2.81            2.37           1.73            1.30
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        01/25/14        01/25/14        01/25/14       01/25/14        01/25/14       01/25/14        10/25/12

Class II-4A to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               10.00%CPR      15.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 4.01            4.13            4.19           4.23            4.23           4.21            4.15
WAL (yr)               8.02            5.68            4.28           3.36            2.73           1.91            1.40
MDUR (yr)              5.99            4.51            3.55           2.89            2.40           1.74            1.30
First Prin Pay       04/25/04        04/25/04        04/25/04       04/25/04        04/25/04       04/25/04        04/25/04
Last Prin Pay        04/25/33        12/25/30        01/25/27       03/25/23        02/25/20       09/25/15        10/25/12
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Exhibit III - Price/Yield Table (%) (cont'd)

Class II-M to Weighted Average Roll Date
------------------------------------------------- --------------- -------------- --------------- -------------- ---------------
PrePay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 4.19            4.19            4.22           4.23            4.25           4.27            4.29
WAL (yr)               5.15            5.15            4.69           4.27            3.93           3.46            3.23
MDUR (yr)              4.53            4.53            4.16           3.81            3.53           3.14            2.95
First Prin Pay       05/25/09        05/25/09        04/25/07       04/25/07        04/25/07       04/25/07        04/25/07
Last Prin Pay        05/25/09        05/25/09        05/25/09       05/25/09        05/25/09       05/25/09        08/25/08

Class II-M to Maturity
--------------------------------- --------------- --------------- -------------- --------------- -------------- ---------------
Prepay               5.00%CPR       10.00%CPR       20.00%CPR       25.00%CPR      30.00%CPR       40.00%CPR      50.00%CPR
------------------ -------------- --------------- --------------- -------------- --------------- -------------- ---------------
100-00                 3.46            3.66            4.01           4.12            4.19           4.27            4.29
WAL (yr)               17.78          11.95            6.33           5.04            4.25           3.48            3.23
MDUR (yr)              12.51           9.12            5.34           4.37            3.77           3.16            2.95
First Prin Pay       06/25/15        07/25/10        04/25/07       04/25/07        04/25/07       04/25/07        04/25/07
Last Prin Pay        12/25/30        10/25/25        01/25/17       07/25/14        08/25/12       02/25/10        08/25/08
Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Thornburg Mortgage Securities Trust 2004-1
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	March 16, 2004

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.